NYSE MKT Equities Exchange Symbol - UEC

Uranium Energy Corp Appoints Industry Veteran Scott Melbye as Executive Vice President

Corpus Christi, TX, September 8, 2014 - Uranium Energy Corp ("UEC" or the "Company") is pleased to announce the appointment of Scott Melbye as Executive Vice President effective immediately.

Scott is a 30-year veteran of the nuclear energy industry having held leadership positions in major uranium mining companies as well as industry-wide organizations. Through to June 2014, Scott was Executive Vice President, Marketing, for Uranium One, responsible for global uranium sales activities.

Prior to this, Scott spent 22 years with the Cameco Group of companies, both in the Saskatoon head office and with their U.S. subsidiaries. He had last served as President of Cameco Inc., the subsidiary responsible for marketing and trading activities with annual sales exceeding 30 million pounds U3O8.

Scott is currently the Chair of the Board of Governors of the World Nuclear Fuel Market ("WNFM"), President of the Uranium Producers of America ("UPA") and VP-Commercial for Uranium Participation Corporation ("UPC").

"UEC has the people, the assets and the ambition to expand in the United States and on a global scale as a producer of uranium, which is further demonstrated by our ability to attract a person of Scott's caliber. Scott is highly experienced and passionately promotes the growth of the nuclear fuel cycle to meet the world's ever-growing needs for clean, affordable and reliable energy," stated Amir Adnani, President and CEO. "His current roles with UPC, UPA and WNFM will keep him actively engaged in the nuclear fuel market, creating excellent synergies for UEC."

"I am very excited to join UEC's team," said Mr. Melbye. "The last few years have provided for opportunities within our industry that have not existed before, and I look forward to contributing to UEC's growth on its way to becoming a major uranium producer."

About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based uranium mining and exploration company. The Company's fully licensed Hobson processing facility is central to all of its projects in South Texas, including the operating Palangana in-situ recovery (ISR) mine, the permitted Goliad ISR project and the development-stage Burke Hollow ISR project. Additionally, the Company controls a pipeline of advanced-stage projects in Arizona, Colorado and Paraguay. The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact Uranium Energy Corp Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE MKT: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.  This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.